Exhibit 10.56

NEITHER THIS SECURITY NOR THE SECURITIES AS TO WHICH THIS SECURITY MAY BE EXERCISED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

COMMON STOCK PURCHASE WARRANT

SURF AIR MOBILITY INC.

Warrant Shares: [•]

Date of Issuance: [•] (“Issuance Date”)

This COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [•] (“[•]”), the registered holder hereof or its permitted assigns (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time or from time to time after the Issuance Date, but not after the Expiration Date (as defined below), to purchase from Surf Air Mobility Inc., a Delaware corporation (the “Company”), up to [•] shares of Common Stock (as defined below) (the “Warrant Shares”) at the Exercise Price (as defined below) per share then in effect. The Warrant Shares and Exercise Price are subject to adjustment and/or may be supplemented by or converted into other consideration as provided herein, and all references to “Common Stock,” “Warrant Shares,” and “Exercise Price” herein shall be deemed to include any such adjustment, supplement, and/or conversion or series of adjustments, supplements, or conversions. This Warrant is being issued in connection with that certain [•] dated as of [•] (the “[•]”), by and between the Company and [•].

1.
EXERCISE OF WARRANT.

(a)
Mechanics of Exercise. Subject to the terms and conditions hereof, the rights represented by this Warrant may be exercised in whole or in part at any time or times prior to the Expiration Date for the number of Warrant Shares that are vested by delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant; provided, however, that such exercise shall be subject to a reduction such that the maximum Warrant Shares issuable shall be as required under the applicable New York Stock Exchange Listing Rules unless and until any approvals required under such rules are obtained. The Holder shall not be required to deliver the original Warrant in order to effectuate an exercise hereunder. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. On or before the fifth (5th) Trading Day (the “Warrant Share Delivery Date”) following the date on which the Company shall have received the Exercise Notice, and upon receipt by the Company of payment to the Company of an amount equal to the then applicable Exercise Price multiplied by the number of vested Warrant Shares as to which all or a portion of this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or by wire transfer of immediately available funds (or by cashless exercise as provided below, in which case there shall be no Aggregate Exercise Price provided), the Company shall transmit electronically an acknowledgment of confirmation of receipt of the Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent (the

Exhibit 10.56

“Transfer Agent”), and, further, shall (x) if the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the Holder or, at the Holder’s instruction pursuant to the Exercise Notice, to any designee of the Holder to whom the Holder is permitted to transfer this Warrant, or any agent thereof, in each case to the address as specified in the applicable Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or such designee (as indicated in the applicable Exercise Notice), for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise. Upon receipt by the Company of the Exercise Notice and the Aggregate Purchase Price (if the exercise is not a cashless exercise as provided below), the Holder shall be deemed for all purposes to have become the holder of record of the vested Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). If this Warrant is submitted in connection with any exercise and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall, upon the request of the Holder, as soon as practicable and in no event later than five (5) Business Days after such request and at its own expense, issue a new Warrant (in accordance with Section 7(b)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant has been exercised.

(b)
Cashless Exercise. If the Market Price (as herein defined) of one share of Common Stock is greater than the Exercise Price, then Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash payment for the Exercise Price, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant and a Notice of Exercise, in which event the Company shall issue to Holder a number of Warrant Shares computed using the following formula:

X = Y (A-B)

A

Where X = the number of Warrant Shares to be issued to Holder.

Y = the number of Warrant Shares that the Holder elects to purchase under this Warrant (as adjusted to the date of such calculation).

A = the Market Price (at the date of such calculation).

B = Exercise Price (as adjusted to the date of such calculation).

(c)
No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number.

(d)
Beneficial Ownership Limitation. No exercise of any Warrants by any Holder that is an Affiliate of the Company, together with the respective Holder’s Affiliates, and any other Persons acting as a group together with the respective Holder or any of the respective Holder’s Affiliates, will be permitted to the extent that, after giving effect to such exercise, such Holder would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). To the extent that the limitation contained in this Section 1(d) applies, the determination of whether the Warrant is exercisable (in relation

Exhibit 10.56

to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a notice of exercise shall be deemed to be the Holder’s determination that the Warrant is exercisable in accordance with the terms hereof (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of the Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. As used in this Section 1(d), [“Beneficial Ownership Limitation” shall be 9.99% of the number of Shares outstanding immediately after giving effect to the issuance of Shares issuable upon exercise of the Warrant.] The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 1(d) and the provisions of this Section 1(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

2.
ADJUSTMENTS. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)
Stock Splits, Subdivisions, Reclassifications, or Combinations. If the Company shall at any time or from time to time (a) declare, order, pay, or make a dividend or make a distribution on its Common Stock in additional shares of Common Stock, (b) split, subdivide, or reclassify the outstanding shares of Common Stock into a greater number of shares, or (c) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination, or reclassification shall be proportionately adjusted so that the Holder immediately after such record date or effective date, as the case may be, shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised in full immediately prior to such record date or effective date, as the case may be (disregarding whether or not this Warrant had been exercisable by its terms at such time). In the event of such adjustment, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such split, subdivision, combination, or reclassification shall be immediately adjusted to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable upon the exercise of this Warrant in full before the adjustment determined in accordance with the immediately preceding sentence (disregarding whether or not this Warrant was exercisable by its terms at such time) and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, split, subdivision, combination, or reclassification giving rise to such adjustment by (y) the new number of Warrant Shares issuable upon exercise of the Warrant in full determined in accordance with the immediately preceding sentence (disregarding whether or not this Warrant is exercisable by its terms at such time).

(b)
Distributions. If the Company, at any time while this Warrant is outstanding, declares or makes any dividend or distributes to holders of shares of Common Stock (and not to the Holder) evidence of its indebtedness or assets (including cash and cash dividends or property) or rights or warrants to subscribe for or purchase any security (including, without limitation, any distribution of cash, stock, or other securities, property, or options by way of a dividend, spin-off, reclassification, corporate rearrangement, scheme of arrangement, or other similar transaction, other than dividends or distributions under Section 2(a)) (collectively, a “Distribution”), then the Holder will be entitled to participate in such Distribution and be deemed to have exercised, and be the holder of, all vested Warrant Shares subject to this Warrant before the record date of such Distribution.

Exhibit 10.56

(c)
Calculations. All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share of Common Stock, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock. Notwithstanding any provision of this Section 2 to the contrary, no adjustment in the Exercise Price or the number of Warrant Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or 1/100th of a share of Common Stock, but any such amount shall be carried forward, and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/100th of a share of Common Stock, or more. Any adjustments under this Section 2 shall be made successively whenever an event referred to herein shall occur. If an adjustment in the Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in the Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

3.
REGISTRATION RIGHTS. The Company agrees that, on or prior to April 30, 2025, the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement on Form S-1 or Form S-3, if the Company is eligible to use Form S-3 (in either case, the “Registration Statement”) registering the resale of the Warrant Shares, and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof; provided, however, that the Company’s obligations to register for resale the Warrant Shares on the Registration Statement are contingent upon the Holder furnishing and executing such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. The Company shall use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to the initial Holder, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (i) the initial Holder ceases to hold or have the right to acquire any Warrant Shares and (ii) the date all Warrant Shares may be sold without restriction under Rule 144 by the Holder, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

4.
CHANGE OF CONTROL TRANSACTIONS. If, at any time while this Warrant is outstanding, the Company effects any Change of Control Transaction (as defined below), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Change of Control Transaction, the number of shares of Common Stock or other capital stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and/or any additional consideration or alternate consideration (collectively, the “Alternate Consideration”) receivable upon or as a result of such Change of Control Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Change of Control Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Change of Control Transaction, and the Company, in its sole discretion, shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Change of Control Transaction, then the Holder

Exhibit 10.56

shall, to the extent practical, be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Change of Control Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Change of Control Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration.

5.
NON-CIRCUMVENTION. The Company covenants and agrees that it will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be reasonably required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, the number of shares of Common Stock issuable under the Warrant to provide for the exercise of the rights represented by this Warrant.

6.
HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.
REISSUANCE.

(a)
Lost, Stolen or Mutilated Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

(b)
Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall be of like tenor with this Warrant, and shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date.

8.
TRANSFER.

(a)
Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 8(b), this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit C duly

Exhibit 10.56

executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer whether of this Warrant or in connection with the issuance of any Warrant Shares, whether certificated or uncertificated, in any name other than that of the Holder, and in such case the Company shall not be required to issue such shares or deliver any stock certificate representing such shares, if applicable, until such tax or other charge has been paid, or it has been established to the Company’s reasonable satisfaction that no tax or other charge is due. With respect to the Warrant, upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)
Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, or at the time of the transfer of any Warrant Shares, the transfer of this Warrant or such Warrant Shares, as applicable, shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

(c)
Certificates evidencing the Warrant Shares shall not contain any legend (including the legend set forth in Section 9(a)) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). If the Warrant Shares contain a legend, the Company shall cause its counsel to issue a legal opinion to the Transfer Agent if required by the Transfer Agent to effect the removal of the legend hereunder at the time such legend is no longer required.

9.
COMPLIANCE WITH THE SECURITIES ACT.

(a)
Agreement to Comply with the Securities Act; Legends. Subject to Section 8(c), the Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 9 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. Subject to Section 8(c), this Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by any stockholders’ agreement, proxy or applicable law):

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD,

Exhibit 10.56

PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED EXCEPT IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR UNDER AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.”

(b)
Representations of the Holder. In connection with the issuance of this Warrant, the Holder represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

(i)
The original Holder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By accepting this Warrant, the Holder further represents that the Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Warrant Shares.

(ii)
The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii)
The Holder has been given an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Warrant and Warrant Shares with the Company’s management. The Holder understands that the aforementioned, as well as any written information delivered by the Company to the Holder, was intended to describe the aspects of the Company’s business which it believes to be material.

10.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In connection with the issuance of the Warrant, the Company represents, as of the date hereof, to the Holder as follows:

(a)
The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

(b)
The Company has the requisite power and authority to enter into and deliver this Warrant, perform its obligations herein, and consummate the transactions contemplated hereby. The Company has taken all necessary corporate action to authorize this Warrant. The Company has duly executed and delivered this Warrant, and this Warrant is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(c)
Neither the Company’s execution of this Warrant nor the consummation of the transactions contemplated by this Warrant will (i) violate any provision of the Company’s certificate of incorporation or bylaws; (ii) violate any agreement to which the Company is a party; (iii) require any authorization, consent or approval of, exemption, or other action by, or notice to, any party; or (iv) violate any law or order to which the Company is subject.

(d)
There is no claim, litigation, investigation, arbitration, or other proceeding against the Company outstanding or, to the knowledge of the Company, threatened, which, if adversely determined,

Exhibit 10.56

could reasonably be expected to have a material and adverse effect on the ability of the Company to perform its obligations under this Warrant.

11.
NOTICES. The Company will give notice to the Holder promptly upon each adjustment of the Exercise Price and the number of Warrant Shares and upon a Change of Control Transaction. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand; (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below:

If to the Company:

Surf Air Mobility Inc.

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

Attention: General Counsel

Email: legalnotices@surfair.com

If to a Holder, to its address, facsimile number or e-mail address set forth herein or on the books and records of the Company.

12.
AMENDMENT AND WAIVER. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

13.
SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

14.
GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought

Exhibit 10.56

only in the state courts in the State of Delaware or the United States District Court for the District of Delaware. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH OF THE HOLDER AND THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

15.
ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

16.
CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)
“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

(b)
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, New York are authorized or required by law to remain closed.

(c)
“Change of Control Transaction” means the occurrence of (i) an acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of capital stock of the Company entitling that person to fifty percent (50%) or more of the total voting power of all capital stock of the Company; (ii) the consolidation or merger of the Company with or into any other person, any merger of another person into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the Company’s properties, business or assets, other than (in the case of this clause (ii) only) (1) any transaction (x) that does not result in any reclassification, conversion, exchange or cancellation of outstanding capital stock of the Company, and (y) pursuant to which holders of the Company’s capital stock immediately prior to such transaction have the right to exercise, directly or indirectly, fifty percent (50%) or more of the total voting power of all ownership interests or capital stock of the continuing or surviving Person immediately after such transaction, or (2) any merger solely for the purpose of changing the Company’s jurisdiction of formation and resulting in a reclassification, conversion or exchange of outstanding capital stock into ownership interests or capital stock of the surviving entity; or (iii) a replacement at one time or within a one year period of more than one-half of the members of the Company’s Board of Directors which is not approved by a majority of those individuals who are members of the Company’s Board of Directors on the Issuance Date (or by those individuals who are serving as members of the Company’s Board of Directors on any date whose nomination to the Company’s Board of

Exhibit 10.56

Directors was approved by a majority of the members of the Company’s Board of Directors who are members on the Issuance Date).

(d)
“Common Stock” means the Company’s common stock, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

(e)
“Contract” means any contract, obligation, understanding, undertaking, arrangement, commitment, lease, license, purchase order, bid, promise or other agreement, in each case, whether written or oral.

(f)
“Exercise Price” means $[•] per Warrant Share, as it may be adjusted under the terms of this Warrant.

(g)
“Expiration Date” means the ten-year anniversary of the Issuance Date.

(h)
“GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

(i)
“Market Price” means the highest traded price of the Common Stock during the ten Trading Days prior to the date of the respective Exercise Notice.

(j)
“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, association or other similar entity.

(k)
“Principal Market” means the primary national securities exchange or marketplace (including the over-the-counter markets) on which the Common Stock is then traded.

(l)
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

(m)
“Trading Day” means (i) any day on which the Common Stock is listed or quoted and traded on its Principal Market, (ii) if the Common Stock is not then listed or quoted and traded on any national securities exchange, then a day on which trading occurs on any over-the-counter markets, or (iii) if trading does not occur on the over-the-counter markets, any Business Day.

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Exhibit 10.56

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

SURF AIR MOBILITY INC.

By:

Name:

Title:

S-1

Exhibit 10.56

EXHIBIT A

EXERCISE NOTICE

(To be executed by the registered holder to exercise this Common Stock Purchase Warrant)

THE UNDERSIGNED holder hereby exercises the right to purchase of the shares of Common Stock (“Warrant Shares”) of Surf Air Mobility Inc., a Delaware corporation (the “Company”), evidenced by the attached copy of the Common Stock Purchase Warrant (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.
Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

[ ] a cash exercise with respect to Warrant Shares; or

[ ] by cashless exercise pursuant to the Warrant.

2.
Payment of Exercise Price. If cash exercise is selected above, the holder shall pay the applicable Aggregate Exercise Price in the sum of $ to the Company in accordance with the terms of the Warrant.

3.
Delivery of Warrant Shares. The Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

Date:

(Print Name of Registered Holder)

By:

Name:

Title:

Exhibit 10.56

EXHIBIT B

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated , 202_, from the Company and acknowledged and agreed to by .

Dated:

SURF AIR MOBILITY INC.

By:

Name:

Title:

Exhibit 10.56

EXHIBIT C

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the right to purchase _____________ shares of common stock of Surf Air Mobility Inc., to which the within Common Stock Purchase Warrant relates and appoints _______________ as attorney-in-fact, to transfer said right on the books of Surf Air Mobility Inc. with full power of substitution and re-substitution in the premises. By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated:

(Signature) *

(Name)

(Address) *

(Social Security or Tax Identification No.) *

* The signature on this Assignment of Warrant must correspond to the name as written upon the face of the Common Stock Purchase Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.